Washington Banking Company FDIC Assisted Acquisition of North County Bank

September 24th, 2010

Safe Harbor Statement

This presentation may contain forward-looking statements that are subject to risks and uncertainties. These forward-looking statements describe management's expectations regarding future events and developments such as future operating results, our ability to integrate the North County Bank acquisition, growth in loans and deposits, credit quality and loan losses, and continued success of the Company's business plan. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The words “anticipate,” “expect,” “will,” “believe,” and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risk and uncertainty that may cause actual results to differ materially. In addition to discussions about risks and uncertainties set forth from time to time in the Company's filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) local and national general and economic condition; (2) changes in interest rates and their impact on net interest margin; (3) competition among financial institutions; (4) legislation or regulatory requirements; and (5) the ability to realize the efficiencies expected from investment in personnel and infrastructure. Washington Banking Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended

Pro Forma Branch Map

2010 Franchise Expansion

Washington Banking Company



Whidbey Island Bank
CityBank Acquisition – 4/16/10
North County Acquisition
Bellingham
Lynden
Ferndale
Marietta
Sudden Valley
San Juan Islands
Orcas
Friday Harbor
Lopez
Anacortes
Samish
Bow
Sedro Woolley
Concrete
Marblemount
Rockport
Clear Lake
Mount Vernon
SKAGIT
Conway
Oak Harbor
Stanwood
Coupeville
Camano
Whidbey Island
ISLAND
Arlington
Darrington
Smokey Point
Marysville
SNOHOMISH
Lake Stevens
Port Hadlock
Everett
Snohomish
Mukilteo
Edmonds
Lynnwood
Monroe
Sultan
Bothell
Shoreline
Kirkland
Redmond
Seattle
Bellevue
Mercer Island
Issaquah
North Bend
Renton
Kent
Covington
Auburn
Federal Way
Des Moines
Tacoma
Puyallup
Lakewood
Parkland
Olympia
Lacey
Bremerton
Poulsbo
Port Townsend
Port Angeles
Sequim
CLALLAM
JEFFERSON
MASON
KITSAP
PIERCE
THURSTON
KING
CHELAN
KITTITAS
WASHINGTON
BRITISH COLUMBIA
Victoria
Saanich
Sidney
Vancouver Island
Strait of Juan de Fuca
Strait of Georgia
Olympic National Park
Olympic National Forest
Mount Baker-Snoqualmie National Forest
Glacier Peak Wilderness
Wenatchee National Forest
Skykomish
Leavenworth
Stehekin
Shelton
Aberdeen
Hoquiam
GRAYS HARBOR
Mt. Rainier N.P.

Transaction Rationale

Transaction Rationale

- The acquisition of North County Bank presents an excellent opportunity to expand WBCO's market share in Washington State
- North County Bank's footprint is a natural expansion and a great fit for WBCO. It provides additional market share in the north eastern Seattle market
- Pursuing North County Bank on FDIC assisted basis greatly reduces the credit risk from the transaction
- The transaction allows WBCO to profitably deploy its excess capital

Deal Structure

- The bid included a $62.2 million asset discount, 2% premium on deposits excluding brokered and internet deposits, and no equity appreciation instrument
- The deal is structured to exclude other assets and wholesale deposits

Transaction Summary

Transaction Summary

- Washington Banking Company (WBCO) acquired North County Bank from the FDIC on 9/24/2010 in a whole bank purchase and assumption transaction with loss share
- Assets transferred to WBCO totalled $295 million (as of 5/26/2010 before fair market value and purchase accounting adjustments)
- The loans assumed are subject to a 3 tranche loss share structure (shown on following page)
- Net liabilities transferred totalled $283 million (as of 5/26/2010 before fair market value and purchase accounting adjustments)
- The transaction will result in an estimated initial cash payment from the FDIC of $46 million
- RBC Capital Markets served as exclusive financial advisor to WBCO in the transaction

Loss Share Structure

Washington Banking Company

Applicable Percentage Shared Loss

Single Family Loans and OREO	Tranche 1	Tranche 2	Tranche 3
Losses Incurred	$0 – $7,751,533	$7,751,534 – $12,253,448	greater than $12,253,449
FDIC % Loss Share	80%	0%	80%

Commercial Loans, Non-Single Family Loans and OREO	Tranche 1	Tranche 2	Tranche 3
Losses Incurred	$0 – $33,873,625	$33,873,626 – $47,863,715	greater than $47,863,716
FDIC % Loss Share	80%	0%	80%

North County Bank Overview

Washington Banking Company

Financial Highlights

($ in millions)	Quarter Ended				
	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Balance Sheet					
Assets	$359	$359	$338	$326	**$289**
Net Loans	274	262	236	213	**195**
Deposits	331	335	321	313	**276**
Tang. Equity	26	22	15	13	**12**
Profitability					
Net Income	($0.7)	($3.5)	($7.6)	($2.1)	**($0.8)**
ROAA	(0.72)%	(3.89)%	(8.74)%	(2.54)%	**(1.03)%**
NIM	2.21	2.00	1.65	1.79	**2.42**
Efficiency Ratio	108.4	102.7	174.7	123.0	**134.1**
Capital & Asset Quality					
TCE / TA	7.20%	6.24%	4.38%	3.89%	**4.18%**
Texas Ratio	91.9	181.8	254.1	299.8	**329.8**
NPAs/Assets	8.75	18.15	20.86	21.52	**23.71**
Reserves/ NPAs	26.7	20.6	18.5	15.4	**12.8**
NCOs/Avg Loans	0.85	0.17	17.55	8.12	**4.81**

Source: SNL Financial as of 6/30/2010

North County Bank Overview

Asset Quality



NPAs/Assets
25.0
20.0
15.0
10.0
5.0
0.0
8.8%
18.2%
20.9%
21.5%
23.7%
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2



TCE / TA
8
7
6
5
4
3
2
1
0
7.2%
6.2%
4.4%
3.9%
4.2%
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2

Loan & Deposit Composition



HE & Other 5%
C&I 3%
Multi-family 6%
1-4 Fam 28%
CRE 32%
C&D 26%

Gross Loans: $204 million
2010 Q2 Yield: 5.45%



Demand & NOW 14%
Jumbo CDs 39%
MMDA & Savings 11%
Retail CDs 36%

Deposits: $276 million
2010 Q2 Cost of Deposits: 2.10%

Source: SNL Financial as of 6/30/2010

North County Bank Overview

Washington Banking Company

Corporate Overview

North County Bank Highlights

- Established 4/1/1999
- Total assets were over $364 million at its highs[1]
- 4 bank branches
- 41 full time employees and 4 part time employees

Branch List[2]

Address	City	State	Deposits ($000)
16419 Smokey Point	Arlington	WA	72,394
1031 State Ave	Marysville	WA	58,411
5006 132nd St SE	Everett	WA	53,966
629 Hwy 9 NE Ste 16	Lake Stevens	WA	41,799
North County Bank - Admin			64,368

(1) *SNL Financial*
(2) *Deposits as of 5-26-2010*

North County Bank Demographics and Market Share

Washington Banking Company

North County Bank Market Demographics

by City

Market	Company Total Active Branches 2009	City	2010 Population (#)	Ann. 5-Yr Projected Pop Chg (%)	2010 Median Age	2010 Households (#)	Ann. 5-Yr Projected HH Chg (%)	2010 Median HH Income ($)	Ann. 5-Yr Projected HH Inc Chg (%)
Marysville, WA	1	Marysville	30,920	1.47	34.0	11,432	1.41	68,605	2.73
Lake Stevens, WA	1	Lake Stevens	7,423	1.26	33.1	2,531	1.35	83,311	3.40
Everett, WA	1	Everett	98,763	0.66	33.2	39,838	0.73	54,668	2.72
Arlington, WA	1	Arlington	15,729	2.13	32.5	5,823	2.19	64,792	2.18
North County Bank Footprint [1]	*4*		152,835	1.00	33.28	59,624	1.03	59,545	2.80
County of Snohomish, WA			712,514	1.24	36.30	268,239	1.31	68,912	2.77
State of Washington			6,756,150	1.21	37.10	2,611,662	1.24	60,311	2.66

Source: ESRI

Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by ESRI for some of the data.

(1) Weighted average of data presented in table used to calculate North County Bank Footprint

North County Bank Deposit Market Share

Market	Company Total Active Branches 2009	Company Total Deposits 2009 ($000)	Company Total Deposit Market	Company YoY Deposit Growth	Company 5-Year Deposit CAGR 2009 (%)	Market Total Active Branches 2009	Market Total Deposits 2009 ($000)	Market YoY Deposit Growth 2009 (%)	Market 5-Year Deposit CAGR 2009 (%)
Arlington, WA	1	171,847	30.31	(6.23)	20.98	14	567,012	(3.68)	8.27
Marysville, WA	1	62,081	11.76	34.22	50.87	14	527,810	6.27	4.32
Everett, WA	1	54,906	1.74	137.24	-	41	3,149,394	3.63	11.70
Lake Stevens, WA	1	42,278	17.81	48.68	-	7	237,409	4.07	6.95
Total	*4*	*331,112*	*7.39*	*17.79*	*34.85*	*76*	*4,481,625*	*2.96*	*9.95*

Source: SNL Financial

Loan Composition

Loan Details[1]

WBCO Loan Composition (as of 6/30/2010)



Other Loans
11%
Construction & Land
Development
15%
Ag Prod Loans
1%
C&I Loans
9%
Tot 1-4 Family Loans
13%
Mulifamily Loans
2%
Comm RE
48%
Farm Loans
1%

- Total Loans: $1,125 million
- Covered Loans: $288 million

North County Bank Loan Composition (as of 5/26/2010)



Ag Prod Loans
1%
Other Loans
4%
Construction & Land
Development
22%
C&I Loans
3%
Comm RE
29%
Farm Loans
0%
Tot 1-4 Family Loans
35%
Mulifamily Loans
6%

- Total Loans: $210 million
- Covered Loans: $201 million

(1) *WBCO loan composition as of 6/30/2010 from SNL Regulatory Financials. North County Bank loan composition as of 5/26/2010*

Loan Composition

Pro Forma Loans [1]



Other Loans
10%
Ag Prod Loans
1%
Construction &
Land Development
16%
C&I Loans
8%
Tot 1-4 Family
Loans
16%
Mulifamily Loans
3%
Comm RE
45%
Farm Loans
1%

- Total Loans: $1,335 million
- Covered Loans: $490 million

(1) WBCO loan composition as of 6/30/2010 from SNL Regulatory Financials. North County Bank loan composition as of 5/26/2010

Deposit Composition

Deposit Details[1]

WBCO Deposit Composition (as of 6/30/2010)


Demand & NOW 9%
Jumbo CDs 21%
MMDA & Savings 40%
Non-Jumbo CDs 30%

- Total Deposits: $1,382 million

North County Bank Deposit Composition (as of 5/26/2010)


Demand & NOW 12%
Jumbo CDs 38%
MMDA & Savings 15%
Non-Jumbo CDs 35%

- Total Deposits: $292 million
- Total Internet Deposits: $47 million
- Total Broker Deposits: $14 million

(1) WBCO deposit composition as of 6/30/2010 from SNL Regulatory Financials. North County Bank deposit composition as of 5/26/2010

Deposit Composition

Washington Banking Company

Pro Forma Deposits[1]


Demand & NOW 10%
Jumbo CDs 24%
MMDA & Savings 35%
Non-Jumbo CDs 31%

- Total Deposits: $1,674 million

(1) WBCO deposit composition as of 6/30/2010 from SNL Regulatory Financials. North County Bank deposit composition as of 5/26/2010

Pro Forma Capital Position

Washington Banking Company

Strong Capital Position Post-Deal

- After the close of the North County Bank transaction, WBCO will continue to maintain a very strong capital position – all regulatory capital ratios exceed the regulatory minimums
- The transaction puts to work some of the excess capital available, but the company still has available resources to pursue additional opportunities

Capital Ratios

	06/30/2010	Pro Forma
Tier 1 Leverage Ratio	11.38%	9.86%
Tier 1 Risk-Based Ratio	19.21%	18.61%
Total Risk-Based Ratio	20.47%	19.80%

Source: 06/30/2010 data from SNL Financial

Note: Pro Forma calculated using 6/30/2010 data for WBCO and 5/26/2010 data for North County Bank after FMV and purchase accounting adjustments

Transaction Summary

Washington Banking Company

Strategic Summary

- Provides natural extension to the company's footprint
- Is both strategically and financially attractive
- Presents limited credit risk via the loss sharing agreement with FDIC
- Allows WBCO to deploy its excess capital yet capital ratios remain very strong
- Expected to be immediately accretive to earnings
- Provides an opportunity to build on the company's core competencies and expand its reach in Northwest Washington
- Positions WBCO to further take advantage of opportunities in the marketplace and continue to build shareholder value